SUPPLEMENTARY CASH FLOW INFORMATION (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Net change in non-cash working capital items:
Accounts payable and accrued liabilities	$ 3,603	$ 1,240
Prepaid expenses and other assets	(904)	(203)
Amounts receivable	(1,464)	(680)
Taxes payable	863	25
Amounts due to related parties	(127)	8
Taxes recoverable	71	1,727
Inventory	(998)	(3,664)
Net change in non-cash working capital	$ 1,044	$ 1,547